UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2022

Healthpeak Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5050 South Syracuse Street, Suite 800 Denver, CO	80237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, include area code: (720) 428-5050

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	PEAK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Thomas M. Herzog Stepping Down as Chief Executive Officer and Director

On October 6, 2022, Healthpeak Properties, Inc. (the “Company”) and Thomas M. Herzog mutually agreed that Mr. Herzog would step down from his position as Chief Executive Officer and from the board of directors (the “Board”) of the Company, effective immediately. Mr. Herzog’s decision to step down was not due to any disagreements on any matter relating to the Company’s operations, policies or practices.

In connection with Mr. Herzog stepping down from his position, subject to his execution and non-revocation of an effective release agreement (the “Release Agreement”) and compliance with certain restrictive covenants set forth in the Release Agreement, Mr. Herzog will be entitled to receive the following severance payments and benefits under the Company’s Executive Severance Plan (as amended, the “Severance Plan”):

•	An amount in cash equal to three times the sum of (i) Mr. Herzog’s base salary plus (ii) the greater of his target annual bonus or his actual 2021 annual bonus;

•

A pro-rated 2022 annual bonus, based on actual performance (except that the portion of the bonus based on individual performance (i.e. forty percent (40%) of such bonus) will be no less than Mr. Herzog’s target bonus attributable to such portion);

•

Continued vesting of Mr. Herzog’s outstanding time-based restricted stock units covering Company common stock in accordance with their terms for twenty-four months following separation, after which any remaining unvested portion of such restricted stock units will fully vest;

•

Continued vesting of Mr. Herzog’s outstanding performance-based restricted stock units covering Company common stock in accordance with their terms with respect to the applicable performance requirements (with such awards becoming fully vested with respect to any time-based vesting requirements); and

•	An amount equal to three years of Mr. Herzog’s monthly COBRA premiums.

The Company expects to record an accounting charge for severance and related expenses of approximately $25 million to $30 million upon execution of the Release Agreement. This does not represent the actual value of Mr. Herzog’s severance payments and benefits, which will depend on a number of factors, including but not limited to the Company’s future stock price and future total shareholder return, and, accordingly, cannot be quantified with any certainty at this time. The foregoing description of the Release Agreement does not purport to be complete and is qualified in its entirety by the full text of the Release Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated by reference herein. Further, the foregoing description of the Severance Plan does not purport to be complete and is qualified in its entirety by the full text of the Severance Plan, a copy of which was filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016, filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 1, 2016, and which was amended as described in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022, as filed with the SEC on August 3, 2022, and is incorporated herein by reference.

Appointment of Scott M. Brinker as President and Chief Executive Officer and Election as Director

On October 6, 2022, the Board appointed Scott M. Brinker, the Company’s President and Chief Investment Officer, as President and Chief Executive Officer, and elected him to the Board, effective immediately.

Mr. Brinker, age 46, served as President and Chief Investment Officer of the Company since January 2020. He was previously Executive Vice President and Chief Investment Officer of the Company. Prior to joining the Company in 2018, Mr. Brinker served in various investment and portfolio management-related roles at Welltower Inc., a healthcare REIT, between July 2001 and January 2017, most recently as its Executive Vice President and Chief Investment Officer.

Following his appointment, Mr. Brinker will be eligible to receive the severance benefits provided to the Chief Executive Officer of the Company under the Severance Plan and the Company’s Executive Change in Control Severance Plan (the “CIC Severance Plan”).

The foregoing description of the CIC Severance Plan does not purport to be complete and is qualified in its entirety by the full text of the CIC Severance Plan, a copy of which was filed as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016, filed with the SEC on November 1, 2016, and which was amended as described in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022, as filed with the SEC on August 3, 2022, and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

A copy of the Company’s press release announcing changes to the executive team, including the departure of Mr. Herzog as Chief Executive Officer and a member of the Board, and the appointment of Mr. Brinker as Chief Executive Officer and a member of the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The information in Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Release Agreement for Thomas M. Herzog, dated October 6, 2022

99.1	Press Release, dated October 6, 2022

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthpeak Properties, Inc.

Date: October 6, 2022	By:	/s/ Peter A. Scott
	Name:	Peter A. Scott
	Title:	Chief Financial Officer